Principal Exchange-Traded Funds
Supplement dated September 15, 2017
to the Statement of Additional Information dated November 1, 2016 as amended and restated May 8, 2017 and July 7, 2017
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF TRUSTEES
Delete the second to the last sentence in the first paragraph and replace with the following:
The Board is currently composed of eleven members, nine of whom are Independent Trustees.
Independent Trustees
Add the following paragraph to the alphabetical list of Independent Trustees:
Christopher O. Blunt. Mr. Blunt has served as a Trustee of the Trust and Director of PFI and PVC since 2017. Christopher Blunt served in various capacities at New York Life Insurance Company from 2004 - 2017, most recently as the President of the Investments Group. Prior to New York Life, he was Chairman and Chief Executive Officer of Giving Capital Inc. Through his education and employment experience, Mr. Blunt is experienced with financial, regulatory and investment matters.
Management Information
Add the following row to the Independent Trustees table in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Christopher O. Blunt 711 High Street Des Moines, IA 50392 1962	Trustee Member Nominating & Governance Committee	Since 2017	Formerly, President of Investments Group, New York Life Insurance Company	128	MainStay Funds Trust MainStay VP Funds Trust MainStay Defined Term Municipal Opportunities Fund Investment Company Institute (ICI)
Add the following column to the Independent Trustees (not Considered to be “Interested Persons”) table in alphabetical order:

ETF*	Blunt**
Principal EDGE Active Income	A
Principal Millennials Index	A
Total Fund Complex	C
**Mr. Blunt was not a director as of December 31, 2016.
Add the following row to the Compensation table on page 39 in alphabetical order:

Trustee	The Fund(1)	Fund Complex
Christopher O. Blunt (3)	$0	$0
(3) Trustee’s appointment effective September 12, 2017.

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